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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
           SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               NOVEMBER 10, 1998

                           CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         TEXAS                         0-24068                   76-0190827
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
    OF INCORPORATION)                                       IDENTIFICATION NO.)

                           5858 WESTHEIMER, SUITE 200
                              HOUSTON, TEXAS 77057
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977
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ITEM 5.  OTHER EVENTS

      On November 10, 1998, Consolidated Graphics, Inc. (the "Company") announced the completion of the acquisition of GraphTec, Inc. of the Baltimore/Washington D.C. area. A copy of the press release is attached hereto as Exhibit 99.1.

      On November 13, 1998, the Company announced the completion of the acquisition of McKay Press, Inc. of Midland, Michigan. A copy of the press release is attached hereto as Exhibit 99.2.

      The attached press releases may contain forward-looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which preclude completion of pending or future acquisitions by the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (A) EXHIBITS

      The following exhibits are filed herewith:


      99.1 Press release of Consolidated Graphics, Inc. dated November 10, 1998, related to the completion of the acquisition of GraphTec, Inc. of the Baltimore/Washington D.C. area.

      99.2 Press release of Consolidated Graphics, Inc. dated November 13, 1998, related to the completion of the acquisition of McKay Press, Inc. of Midland, Michigan.
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                                   SIGNATURE

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                               CONSOLIDATED GRAPHICS, INC.
                                                      (Registrant)
                                          By: /s/  G. CHRISTOPHER COLVILLE
                                                   G. Christopher Colville
                                                   Executive Vice President-
                                                   Mergers & Acquisitions,
                                                   Chief Financial and
                                                   Accounting Officer

Date:  November 16, 1998

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